UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2008

IHOP CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commision File Number)	(I.R.S. Employer Identification No.)

450 North Brand, Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

(818) 240-6055
Registrant’s telephone number, including area code

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           On January 9, 2008, Dennis R. Farrow, Senior Vice President, Operations, of the IHOP business unit informed the Company that he would be leaving his position.  His last day of work was January 11, 2008.  Jim Peros, currently the business unit’s Vice President, Operations Services, will immediately assume responsibility for Operations on an interim basis. Mr. Peros has served as IHOP’s Vice President, Operations Services since July, 2007. From February 2005 to July 2007 he served as Executive Director of Operations Services. From 1990 until he joined IHOP in 2005, Mr. Peros was employed by Taco Bell Corp, where he held several positions, the most recent being Director of Operations Services from March, 1995 to February, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHOP CORP.
Date: January 14, 2008	By: /s/ MARK D. WEISBERGER
Mark D. Weisberger
Vice President-Legal, Secretary and General Counsel